Exhibit 99.2

CHEMTURA CORPORATION

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Year ended December 31, 2009			Year ended December 31, 2010
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

Net sales	$1,536	$-	$1,536	$1,914	$-	$1,914

Cost of goods sold	1,150	(1)	1,149	1,454	(3)	1,451
Gross profit	386	1	387	460	3	463
Gross profit %	25%		25%	24%		24%

Selling, general and administrative	219	(1)	218	249	(5)	244
Depreciation and amortization	121	(2)	119	136	(28)	108
Research and development	29	-	29	36	-	36
Facility closures, severance and related costs	3	(3)	-	1	(1)	-
Antitrust costs	10	(10)	-	-	-	-
Gain on sale of business	-	-	-	(2)	2	-
Impairment charges	2	(2)	-	57	(57)	-
Changes in estimates related to expected allowable claims	73	(73)	-	35	(35)	-
Equity loss (income)	2	-	2	(2)	-	(2)

Operating (loss) income	(73)	92	19	(50)	127	77
Interest expense	(70)	-	(70)	(191)	137	(54)
Loss on early extinguishment of debt	-	-	-	(88)	88	-
Other expense, net	(10)	-	(10)	(7)	-	(7)
Reorganization items, net	(97)	97	-	(303)	303	-

(Loss) earnings from continuing operations before income taxes	(250)	189	(61)	(639)	655	16
Income tax (expense) benefit	(14)	35	21	(15)	9	(6)

(Loss) earnings from continuing operations	(264)	224	(40)	(654)	664	10

(Loss) earnings from discontinued operations, net of tax	(25)	25	-	81	(81)	-
Loss on sale of discontinued operations, net of tax	(3)	3	-	(12)	12	-

Net (loss) earnings	(292)	252	(40)	(585)	595	10

Less: Net earnings attributable to non-controlling interests	(1)	1	-	(1)	1	-

Net (loss) earnings attributable to Chemtura	$(293)	$253	$(40)	$(586)	$596	$10

Basic and diluted per share information - attributable to Chemtura:
(Loss) earnings from continuing operations, net of tax	$(1.08)		$(0.16)	$(2.94)		$0.04
(Loss) earnings from discontinued operations, net of tax	(0.11)		-	0.36		-
Loss on sale of discontinued operations, net of tax	(0.01)		-	(0.05)		-
Net (loss) earnings	$(1.20)		(0.16)	$(2.63)		$0.04

Weighted average shares outstanding - Basic	242.9		242.9	223.0		223.0

Weighted average shares outstanding - Diluted	242.9		242.9	223.0		223.0

Managed Basis Adjustments consist of the following:

Other operational adjustments		$2			$8
Accelerated depreciation of property, plant and equipment		2			28
Facility closures, severance and related costs		3			1
Antitrust costs		10			-
Gain on sale of business		-			(2)
Impairment charges		2			57
Changes in estimates related to expected allowable claims		73			35
Post-petition interest expense on allowable claims		-			137
Loss on early extinguishment of debt		-			88
Reorganization items, net		97			303
Pre-tax		189			655

Adjustment to apply a Managed Basis effective tax rate		35			9
Earnings from discontinued operations, net of tax		25			(81)
Loss on sale of discontinued operations, net of tax		3			12
Non-controlling interests - Discontinued Operations		1			1
After-tax		$253			$596

Adjusted EBITDA consists of the following:

Operating income - GAAP			$(73)			$(50)
Other operational adjustments			2			8
Accelerated depreciation of property, plant and equipment			2			28
Facility closures, severance and related costs			3			1
Antitrust costs			10			-
Gain on sale of business			-			(2)
Impairment charges			2			57
Changes in estimates related to expected allowable claims			73			35
Operating income - Managed Basis			19			77

Depreciation and amortization - Managed Basis			119			108
Non-cash stock-based compensation expense			2			8

Adjusted EBITDA			$140			$193

1

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter ended March 31, 2011			Quarter ended June 30, 2011
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

Net sales	$519	$-	$519	$606	$-	$606

Cost of goods sold	388	-	388	442	1	443
Gross profit	131	-	131	164	(1)	163
Gross profit %	25%		25%	27%		27%

Selling, general and administrative	63	-	63	72	-	72
Depreciation and amortization	28	(1)	27	25	-	25
Research and development	9	-	9	9	-	9
Facility closures, severance and related costs	-	-	-	-	-	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	2	(2)	-	1	(1)	-
Changes in estimates related to expected allowable claims	-	-	-	1	(1)	-
Equity loss (income)	1	-	1	(1)	-	(1)

Operating income	28	3	31	57	1	58
Interest expense	(16)	-	(16)	(16)	-	(16)
Loss on early extinguishment of debt	-	-	-	-	-	-
Other income, net	1	-	1	-	-	-
Reorganization items, net	(7)	7	-	(6)	6	-

Earnings from continuing operations before income taxes	6	10	16	35	7	42
Income tax expense	(1)	(3)	(4)	8	(20)	(12)

Earnings from continuing operations	5	7	12	43	(13)	30

Earnings from discontinued operations, net of tax	2	(2)	-	27	(27)	-

Net earnings	7	5	12	70	(40)	30

Less: Net earnings attributable to non-controlling interests	-	-	-	(1)	1	-

Net earnings attributable to Chemtura	$7	$5	$12	$69	$(39)	$30

Basic and diluted per share information - attributable to Chemtura:
Earnings from continuing operations, net of tax	$0.05		$0.12	$0.43		$0.30
Earnings from discontinued operations, net of tax	0.02		-	0.26		-
Net earnings	$0.07		$0.12	$0.69		$0.30

Weighted average shares outstanding - Basic	100.1		100.1	100.3		100.3

Weighted average shares outstanding - Diluted	100.1		100.1	100.5		100.5

Managed Basis Adjustments consist of the following:

Accelerated recognition of asset retirement obligations		$-			$(1)
UK pension benefit matter		-			-
Loss on disposal of assets		-			-
Accelerated depreciation of property, plant and equipment		1			-
Facility closures, severance and related costs		-			-
Gain on sale of business		-			-
Impairment charges		2			1
Changes in estimates related to expected allowable claims		-			1
Loss on early extinguishment of debt		-			-
Release of translation adjustments from liquidation of entities		-			-
Reorganization items, net		7			6
Pre-tax		10			7

Adjustment to apply a Managed Basis effective tax rate		(3)			(20)
Earnings from discontinued operations, net of tax		(2)			(27)
Non-controlling interests - Discontinued Operations		-			1
After-tax		$5			$(39)

Adjusted EBITDA consists of the following:

Operating income - GAAP			$28			$57
Accelerated recognition of asset retirement obligations			-			(1)
UK pension benefit matter			-			-
Loss on disposal of assets			-			-
Accelerated depreciation of property, plant and equipment			1			-
Facility closures, severance and related costs			-			-
Gain on sale of business			-			-
Impairment charges			2			1
Changes in estimates related to expected allowable claims			-			1
Operating income - Managed Basis			31			58

Depreciation and amortization - Managed Basis			27			25
Non-cash stock-based compensation expense			8			6

Adjusted EBITDA			$66			$89

2

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter ended September 30, 2011			Quarter ended December 31, 2011
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

Net sales	$568	$-	$568	$491	$-	$491

Cost of goods sold	435	-	435	361	(1)	360
Gross profit	133	-	133	130	1	131
Gross profit %	23%		23%	26%		27%

Selling, general and administrative	67	(1)	66	67	(8)	59
Depreciation and amortization	26	-	26	24	(1)	23
Research and development	9	-	9	9	-	9
Facility closures, severance and related costs	-	-	-	3	(3)	-
Gain on sale of business	-	-	-	(27)	27	-
Impairment charges	-	-	-	1	(1)	-
Changes in estimates related to expected allowable claims	-	-	-	2	(2)	-
Equity loss	-	-	-	1	-	1

Operating income	31	1	32	50	(11)	39
Interest expense	(16)	-	(16)	(15)	-	(15)
Loss on early extinguishment of debt	-	-	-	-	-	-
Other (expense) income, net	(1)	-	(1)	1	-	1
Reorganization items, net	(6)	6	-	-	-	-

Earnings from continuing operations before income taxes	8	7	15	36	(11)	25
Income tax expense	(11)	7	(4)	(13)	5	(8)

(Loss) earnings from continuing operations	(3)	14	11	23	(6)	17

Earnings from discontinued operations, net of tax	12	(12)	-	11	(11)	-

Net earnings	9	2	11	34	(17)	17

Less: Net loss attributable to non-controlling interests	-	-	-	-	-	-

Net earnings attributable to Chemtura	$9	$2	$11	$34	$(17)	$17

Basic and diluted per share information - attributable to Chemtura:
(Loss) earnings from continuing operations, net of tax	$(0.03)		$0.11	$0.23		$0.17
Earnings from discontinued operations, net of tax	0.12		-	0.11		-
Net earnings	$0.09		$0.11	$0.34		$0.17

Weighted average shares outstanding - Basic	100.3		100.3	99.6		99.6

Weighted average shares outstanding - Diluted	100.5		100.5	100.1		100.1

Managed Basis Adjustments consist of the following:

Accelerated recognition of asset retirement obligations		$-			$1
UK pension benefit matter		-			8
Loss on disposal of assets		1			-
Accelerated depreciation of property, plant and equipment		-			1
Facility closures, severance and related costs		-			3
Gain on sale of business		-			(27)
Impairment charges		-			1
Changes in estimates related to expected allowable claims		-			2
Loss on early extinguishment of debt		-			-
Release of translation adjustments from liquidation of entities		-			-
Reorganization items, net		6			-
Pre-tax		7			(11)

Adjustment to apply a Managed Basis effective tax rate		7			5
Earnings from discontinued operations, net of tax		(12)			(11)
Non-controlling interests - Discontinued Operations		-			-
After-tax		$2			$(17)

Adjusted EBITDA consists of the following:

Operating income - GAAP			$31			$50
Accelerated recognition of asset retirement obligations			-			1
UK pension benefit matter			-			8
Loss on disposal of assets			1			-
Accelerated depreciation of property, plant and equipment			-			1
Facility closures, severance and related costs			-			3
Gain on sale of business			-			(27)
Impairment charges			-			1
Changes in estimates related to expected allowable claims			-			2
Operating income - Managed Basis			32			39

Depreciation and amortization - Managed Basis			26			23
Non-cash stock-based compensation expense			6			4

Adjusted EBITDA			$64			$66

3

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Year ended December 31, 2011
	GAAP	Managed Basis Adjustments	Managed Basis

Net sales	$2,184	$-	$2,184

Cost of goods sold	1,626	-	1,626
Gross profit	558	-	558
Gross profit %	26%		26%

Selling, general and administrative	269	(9)	260
Depreciation and amortization	103	(2)	101
Research and development	36	-	36
Facility closures, severance and related costs	3	(3)	-
Gain on sale of business	(27)	27	-
Impairment charges	4	(4)	-
Changes in estimates related to expected allowable claims	3	(3)	-
Equity loss	1	-	1

Operating income	166	(6)	160
Interest expense	(63)	-	(63)
Loss on early extinguishment of debt	-	-	-
Other expense, net	1	-	1
Reorganization items, net	(19)	19	-

Earnings from continuing operations before income taxes	85	13	98
Income tax expense	(17)	(11)	(28)

Earnings from continuing operations	68	2	70

Earnings from discontinued operations, net of tax	52	(52)	-

Net earnings	120	(50)	70

Less: Net earnings attributable to non-controlling interests	(1)	1	-

Net earnings attributable to Chemtura	$119	$(49)	$70

Basic and diluted per share information - attributable to Chemtura:
Earnings from continuing operations, net of tax	$0.68		$0.70
Earnings from discontinued operations, net of tax	0.51		-
Net earnings	$1.19		$0.70

Weighted average shares outstanding - Basic	100.1		100.1

Weighted average shares outstanding - Diluted	100.3		100.3

Managed Basis Adjustments consist of the following:

Accelerated recognition of asset retirement obligations		$-
UK pension benefit matter		8
Loss on disposal of assets		1
Accelerated depreciation of property, plant and equipment		2
Facility closures, severance and related costs		3
Gain on sale of business		(27)
Impairment charges		4
Changes in estimates related to expected allowable claims		3
Loss on early extinguishment of debt		-
Release of translation adjustments from liquidation of entities		-
Reorganization items, net		19
Pre-tax		13

Adjustment to apply a Managed Basis effective tax rate		(11)
Earnings from discontinued operations, net of tax		(52)
Non-controlling interests - Discontinued Operations		1
After-tax		$(49)

Adjusted EBITDA consists of the following:

Operating income - GAAP			$166
Accelerated recognition of asset retirement obligations			-
UK pension benefit matter			8
Loss on disposal of assets			1
Accelerated depreciation of property, plant and equipment			2
Facility closures, severance and related costs			3
Gain on sale of business			(27)
Impairment charges			4
Changes in estimates related to expected allowable claims			3
Operating income - Managed Basis			160

Depreciation and amortization - Managed Basis			101
Non-cash stock-based compensation expense			24

Adjusted EBITDA			$285

4

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter ended March 31, 2012			Quarter ended June 30, 2012
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

Net sales	$534	$-	$534	$583	$-	$583

Cost of goods sold	386	-	386	425	-	425
Gross profit	148	-	148	158	-	158
Gross profit %	28%		28%	27%		27%

Selling, general and administrative	64	-	64	58	-	58
Depreciation and amortization	24	-	24	25	-	25
Research and development	11	-	11	10	-	10
Facility closures, severance and related costs	-	-	-	6	(6)	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-
Changes in estimates related to expected allowable claims	2	(2)	-	-	-	-
Equity loss	1	-	1	1	-	1

Operating income	46	2	48	58	6	64
Interest expense	(14)	-	(14)	(16)	-	(16)
Loss on early extinguishment of debt	-	-	-	-	-	-
Other (expense) income, net	(3)	-	(3)	5		5
Reorganization items, net	(2)	2	-	(1)	1	-

Earnings from continuing operations before income taxes	27	4	31	46	7	53
Income tax benefit (expense)	1	(10)	(9)	(12)	(3)	(15)

Earnings from continuing operations	28	(6)	22	34	4	38

(Loss) earnings from discontinued operations, net of tax	(6)	6	-	17	(17)	-

Net earnings	22	-	22	51	(13)	38

Less: Net earnings attributable to non-controlling interests	-	-	-	(1)	1	-

Net earnings attributable to Chemtura	$22	$-	$22	$50	$(12)	$38

Basic and diluted per share information - attributable to Chemtura:
Earnings from continuing operations, net of tax	$0.28		$0.22	$0.34		$0.38
(Loss) earnings from discontinued operations, net of tax	(0.06)		-	0.16		-
Net earnings	$0.22		$0.22	$0.50		$0.38

Weighted average shares outstanding - Basic	98.3		98.3	98.9		98.9

Weighted average shares outstanding - Diluted	99.1		99.1	99.1		99.1

Managed Basis Adjustments consist of the following:

Accelerated recognition of asset retirement obligations		$-			$-
UK pension benefit matter		-			-
Accelerated depreciation of property, plant and equipment		-			-
Facility closures, severance and related costs		-			6
Gain on sale of business		-			-
Impairment charges		-			-
Changes in estimates related to expected allowable claims		2			-
Loss on early extinguishment of debt		-			-
Release of translation adjustments from liquidation of entities		-			-
Reorganization items, net		2			1
Pre-tax		4			7

Adjustment to apply a Managed Basis effective tax rate		(10)			(3)
Loss (earnings) from discontinued operations, net of tax		6			(17)
Non-controlling interests - Discontinued Operations		-			1
After-tax		$-			$(12)

Adjusted EBITDA consists of the following:

Operating income - GAAP			$46			$58
Accelerated recognition of asset retirement obligations			-			-
UK pension benefit matter			-			-
Accelerated depreciation of property, plant and equipment			-			-
Facility closures, severance and related costs			-			6
Gain on sale of business			-			-
Impairment charges			-			-
Changes in estimates related to expected allowable claims			2			-
Operating income - Managed Basis			48			64

Depreciation and amortization - Managed Basis			24			25
Non-cash stock-based compensation expense			7			3

Adjusted EBITDA			$79			$92

5

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter ended September 30, 2012			Quarter ended December 31, 2012
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

Net sales	$546	$-	$546	$533	$-	$533

Cost of goods sold	398	-	398	406	-	406
Gross profit	148	-	148	127	-	127
Gross profit %	27%		27%	24%		24%

Selling, general and administrative	60	-	60	63	-	63
Depreciation and amortization	26	-	26	25	-	25
Research and development	10	-	10	10	-	10
Facility closures, severance and related costs	2	(2)	-	3	(3)	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-
Changes in estimates related to expected allowable claims	(1)	1	-	-	-	-
Equity loss	1	-	1	1	-	1

Operating income	50	1	51	25	3	28
Interest expense	(17)	-	(17)	(17)	-	(17)
Loss on early extinguishment of debt	-	-	-	(1)	1	-
Other (expense) income, net	(5)	-	(5)	23	(21)	2
Reorganization items, net	(1)	1	-	(1)	1	-

Earnings from continuing operations before income taxes	27	2	29	29	(16)	13
Income tax expense	(5)	(3)	(8)	(10)	7	(3)

Earnings from continuing operations	22	(1)	21	19	(9)	10

(Loss) earnings from discontinued operations, net of tax	(15)	15	-	1	(1)	-

Net earnings	7	14	21	20	(10)	10

Less: Net loss attributable to non-controlling interests	2	(2)	-	-	-	-

Net earnings attributable to Chemtura	$9	$12	$21	$20	$(10)	$10

Basic and diluted per share information - attributable to Chemtura:
Earnings from continuing operations, net of tax	$0.22		$0.21	$0.19		$0.10
(Loss) earnings from discontinued operations, net of tax	(0.13)		-	0.01		-
Net earnings	$0.09		$0.21	$0.20		$0.10

Weighted average shares outstanding - Basic	97.9		97.9	97.9		97.9

Weighted average shares outstanding - Diluted	98.2		98.2	99.0		99.0

Managed Basis Adjustments consist of the following:

Accelerated recognition of asset retirement obligations		$-			$-
UK pension benefit matter		-			-
Accelerated depreciation of property, plant and equipment		-			-
Facility closures, severance and related costs		2			3
Gain on sale of business		-			-
Impairment charges		-			-
Changes in estimates related to expected allowable claims		(1)			-
Loss on early extinguishment of debt		-			1
Release of translation adjustments from liquidation of entities		-			(21)
Reorganization items, net		1			1
Pre-tax		2			(16)

Adjustment to apply a Managed Basis effective tax rate		(3)			7
Loss (earnings) from discontinued operations, net of tax		15			(1)
Non-controlling interests - Discontinued Operations		(2)			-
After-tax		$12			$(10)

Adjusted EBITDA consists of the following:

Operating income - GAAP			$50			$25
Accelerated recognition of asset retirement obligations			-			-
UK pension benefit matter			-			-
Accelerated depreciation of property, plant and equipment			-			-
Facility closures, severance and related costs			2			3
Gain on sale of business			-			-
Impairment charges			-			-
Changes in estimates related to expected allowable claims			(1)			-
Operating income - Managed Basis			51			28

Depreciation and amortization - Managed Basis			26			25
Non-cash stock-based compensation expense			2			10

Adjusted EBITDA			$79			$63

6

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Year ended December 31, 2012
	GAAP	Managed Basis Adjustments	Managed Basis

Net sales	$2,196	$-	$2,196

Cost of goods sold	1,615	-	1,615
Gross profit	581	-	581
Gross profit %	26%		26%

Selling, general and administrative	245	-	245
Depreciation and amortization	100	-	100
Research and development	41	-	41
Facility closures, severance and related costs	11	(11)	-
Gain on sale of business	-	-	-
Impairment charges	-	-	-
Changes in estimates related to expected allowable claims	1	(1)	-
Equity loss	4	-	4

Operating income	179	12	191
Interest expense	(64)	-	(64)
Loss on early extinguishment of debt	(1)	1	-
Other income (expense), net	20	(21)	(1)
Reorganization items, net	(5)	5	-

Earnings (loss) from continuing operations before income taxes	129	(3)	126
Income tax expense	(26)	(9)	(35)

Earnings (loss) from continuing operations	103	(12)	91

Loss from discontinued operations, net of tax	(3)	3	-

Net earnings (loss)	100	(9)	91

Less: Net loss attributable to non-controlling interests	1	(1)	-

Net earnings (loss) attributable to Chemtura	$101	$(10)	$91

Basic and diluted per share information - attributable to Chemtura:
Earnings (loss) from continuing operations, net of tax	$1.04		$0.92
Loss from discontinued operations, net of tax	(0.02)		-
Net earnings (loss)	$1.02		$0.92

Weighted average shares outstanding - Basic	98.2		98.2

Weighted average shares outstanding - Diluted	98.8		98.8

Managed Basis Adjustments consist of the following:

Environmental reserve		$-
UK pension benefit matter		-
Accelerated depreciation of property, plant and equipment		-
Facility closures, severance and related costs		11
Gain on sale of business		-
Impairment charges		-
Changes in estimates related to expected allowable claims		1
Loss on early extinguishment of debt		1
Release of translation adjustments from liquidation of entities		(21)
Reorganization items, net		5
Pre-tax		(3)

Adjustment to apply a Managed Basis effective tax rate		(9)
Loss (earnings) from discontinued operations, net of tax		3
Non-controlling interests - Discontinued Operations		(1)
After-tax		$(10)

Adjusted EBITDA consists of the following:

Operating income - GAAP			$179
Environmental reserve			-
UK pension benefit matter			-
Accelerated depreciation of property, plant and equipment			-
Facility closures, severance and related costs			11
Gain on sale of business			-
Impairment charges			-
Changes in estimates related to expected allowable claims			1
Operating income - Managed Basis			191

Depreciation and amortization - Managed Basis			100
Non-cash stock-based compensation expense			22

Adjusted EBITDA			$313

7

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Quarter ended March 31, 2013			Quarter ended June 30, 2013
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

Net sales	$528	$-	$528	$590	$-	$590

Cost of goods sold	418	(21)	397	444	-	444
Gross profit	110	21	131	146	-	146
Gross profit %	21%		25%	25%		25%

Selling, general and administrative	58	-	58	53	2	55
Depreciation and amortization	26	-	26	26	-	26
Research and development	8	-	8	10	-	10
Facility closures, severance and related costs	14	(14)	-	11	(11)	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-
Changes in estimates related to expected allowable claims	-	-	-	-	-	-
Equity loss	2	-	2	1	-	1

Operating income	2	35	37	45	9	54
Interest expense	(16)	-	(16)	(15)	-	(15)
Loss on early extinguishment of debt	-	-	-	-	-	-
Other income (expense), net	3	-	3	12	(15)	(3)
Reorganization items, net	-	-	-	(1)	1	-

Earnings (loss) from continuing operations before income taxes	(11)	35	24	41	(5)	36
Income tax expense	(7)	-	(7)	(14)	3	(11)

Earnings (loss) from continuing operations	(18)	35	17	27	(2)	25

Earnings (loss) from discontinued operations, net of tax	(5)	5	-	26	(26)	-
Loss on sale of discontinued operations, net of tax	-	-	-	(146)	146	-

Net earnings (loss)	(23)	40	17	(93)	118	25

Less: Net loss attributable to non-controlling interests	-	-	-	-	-	-

Net earnings (loss) attributable to Chemtura	(23)	40	17	(93)	118	$25

Basic per share information - attributable to Chemtura:
Earnings (loss) from continuing operations, net of tax	$(0.18)		$0.17	$0.27		$0.25
Earnings (loss) from discontinued operations, net of tax	(0.05)		-	0.26		-
Loss from discontinued operations, net of tax	-		-	(1.48)		-
Net earnings (loss)	$(0.23)		$0.17	$(0.95)		$0.25

Diluted per share information - attributable to Chemtura:
Earnings (loss) from continuing operations, net of tax	$(0.18)		$0.17	$0.27		$0.25
Earnings (loss) from discontinued operations, net of tax	(0.05)		-	0.26		-
Loss from discontinued operations, net of tax	-		-	(1.46)		-
Net earnings (loss)	$(0.23)		$0.17	$(0.93)		$0.25

Weighted average shares outstanding - Basic	98.2		98.2	98.6		98.6

Weighted average shares outstanding - Diluted	98.2		99.6	99.7		99.7

Managed Basis Adjustments consist of the following:

Environmental reserve		$21			$-
UK pension benefit matter		-			(2)
Accelerated depreciation of property, plant and equipment		-			-
Facility closures, severance and related costs		14			11
Gain on sale of business		-			-
Impairment charges		-			-
Changes in estimates related to expected allowable claims		-			-
Loss on early extinguishment of debt		-			-
Release of translation adjustments from liquidation of entities		-			(15)
Reorganization items, net		-			1
Pre-tax		35			(5)

Adjustment to apply a Managed Basis effective tax rate		-			3
(Earnings) loss from discontinued operations, net of tax		5			(26)
Loss on sale of discontinued operations, net of tax		-			146
Non-controlling interests - Discontinued Operations		-			-
After-tax		$40			$118

Adjusted EBITDA consists of the following:

Operating income - GAAP			$2			$45
Environmental reserve			21			-
UK pension benefit matter			-			(2)
Accelerated depreciation of property, plant and equipment			-			-
Facility closures, severance and related costs			14			11
Gain on sale of business			-			-
Impairment charges			-			-
Changes in estimates related to expected allowable claims			-			-
Operating income - Managed Basis			37			54

Depreciation and amortization - Managed Basis			26			26
Non-cash stock-based compensation expense			5			3

Adjusted EBITDA			$68			$83

8

CHEMTURA CORPORATION

GAAP and Managed Basis Consolidated Statements of Operations (Unaudited)

(In millions, except per share data)

	Six months ended June 30, 2013
	GAAP	Managed Basis Adjustments	Managed Basis

Net sales	$1,118	$-	$1,118

Cost of goods sold	862	(21)	841
Gross profit	256	21	277
Gross profit %	23%		25%

Selling, general and administrative	111	2	113
Depreciation and amortization	52	-	52
Research and development	18	-	18
Facility closures, severance and related costs	25	(25)	-
Gain on sale of business	-	-	-
Impairment charges	-	-	-
Changes in estimates related to expected allowable claims	-	-	-
Equity loss	3	-	3

Operating income	47	44	91
Interest expense	(31)	-	(31)
Loss on early extinguishment of debt	-	-	-
Other income (expense), net	15	(15)	-
Reorganization items, net	(1)	1	-

Earnings (loss) from continuing operations before income taxes	30	30	60
Income tax expense	(21)	3	(18)

Earnings (loss) from continuing operations	9	33	42

Earnings from discontinued operations, net of tax	21	(21)	-
Loss on sale of discontinued operations, net of tax	(146)	146	-

Net earnings (loss)	(116)	158	42

Less: Net loss attributable to non-controlling interests	-	-	-

Net earnings (loss) attributable to Chemtura	$(116)	$158	$42

Basic and diluted per share information - attributable to Chemtura:
Earnings (loss) from continuing operations, net of tax	$0.09		$0.43
Loss from discontinued operations, net of tax	0.21		-
Loss from discontinued operations, net of tax	(1.48)		-
Net earnings (loss)	$(1.18)		$0.43

Basic and diluted per share information - attributable to Chemtura:
Earnings (loss) from continuing operations, net of tax	$0.09		$0.42
Loss from discontinued operations, net of tax	0.21		-
Loss from discontinued operations, net of tax	(1.47)		-
Net earnings (loss)	$(1.17)		$0.42

Weighted average shares outstanding - Basic	98.4		98.4

Weighted average shares outstanding - Diluted	99.6		99.6

Managed Basis Adjustments consist of the following:

Environmental reserve		$21
UK pension benefit matter		(2)
Accelerated depreciation of property, plant and equipment		-
Facility closures, severance and related costs		25
Gain on sale of business		-
Impairment charges		-
Changes in estimates related to expected allowable claims		-
Loss on early extinguishment of debt		-
Release of translation adjustments from liquidation of entities		(15)
Reorganization items, net		1
Pre-tax		30

Adjustment to apply a Managed Basis effective tax rate		3
Loss (earnings) from discontinued operations, net of tax		(21)
(Earnings) loss from discontinued operations, net of tax		146
Non-controlling interests - Discontinued Operations		-
After-tax		$158

Adjusted EBITDA consists of the following:

Operating income - GAAP			$47
Environmental reserve			21
UK pension benefit matter			(2)
Accelerated depreciation of property, plant and equipment			-
Facility closures, severance and related costs			25
Gain on sale of business			-
Impairment charges			-
Changes in estimates related to expected allowable claims			-
Operating income - Managed Basis			91

Depreciation and amortization - Managed Basis			52
Non-cash stock-based compensation expense			8

Adjusted EBITDA			$151

9

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Year Ended December 31, 2009			Year Ended December 31, 2010
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$692	$-	$692	$835	$-	$835
Industrial Engineered Products	512	-	512	728	-	728
Chemtura AgroSolutions	332	-	332	351	-	351
Total net sales	$1,536	$-	$1,536	$1,914	$-	$1,914

OPERATING PROFIT (LOSS)

Industrial Performance Products	$87	$3	$90	$110	$-	$110
Industrial Engineered Products	3	-	3	25	29	54
Chemtura AgroSolutions	42	-	42	21	3	24
Segment operating profit	132	3	135	156	32	188

General corporate expense, including
amortization	(117)	1	(116)	(115)	4	(111)
Facility closures, severance and related costs	(3)	3	-	(1)	1	-
Antitrust costs	(10)	10	-	-	-	-
Gain on sale of business	-	-	-	2	(2)	-
Impairment charges	(2)	2	-	(57)	57	-
Changes in estimates related to expected allowable claims	(73)	73	-	(35)	35	-
Total operating (loss) profit	$(73)	$92	$19	$(50)	$127	$77

Managed Basis Adjustments consist of the following:

Other operational adjustments		$2			$8
Accelerated depreciation of property, plant and equipment		2			28
Facility closures, severance and related costs		3			1
Antitrust costs		10			-
Gain on sale of business		-			(2)
Impairment charges		2			57
Changes in estimates related to expected allowable claims		73			35
		$92			$127

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$28	$(2)	$26	$23	$-	$23
Industrial Engineered Products	57	-	57	79	(27)	52
Chemtura AgroSolutions	8	-	8	9	-	9
General corporate expense	28	-	28	25	(1)	24

Total depreciation and amortization	$121	$(2)	$119	$136	$(28)	$108

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-			$1
Industrial Engineered Products			1			1
Chemtura AgroSolutions			-			-
General corporate expense			1			6

Total non-cash stock-based compensation expense			$2			$8

Adjusted EBITDA by Segment:

Industrial Performance Products			$116			$134
Industrial Engineered Products			61			107
Chemtura AgroSolutions			50			33
General corporate expense			(87)			(81)

Adjusted EBITDA			$140			$193

$

10

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Quarter Ended March 31, 2011			Quarter Ended June 30, 2011
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$235	$-	$235	$252	$-	$252
Industrial Engineered Products	209	-	209	244	-	244
Chemtura AgroSolutions	75	-	75	110	-	110
Total net sales	$519	$-	$519	$606	$-	$606

OPERATING PROFIT (LOSS)

Industrial Performance Products	$27	$-	$27	$34	$-	$34
Industrial Engineered Products	33	1	34	42	(1)	41
Chemtura AgroSolutions	2	-	2	12	-	12
Segment operating profit	62	1	63	88	(1)	87

General corporate expense, including
amortization	(32)	-	(32)	(29)	-	(29)
Facility closures, severance and related costs	-	-	-	-	-	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	(2)	2	-	(1)	1	-
Changes in estimates related to expected allowable claims	-	-	-	(1)	1	-
Total operating (loss) profit	$28	$3	$31	$57	$1	$58

Managed Basis Adjustments consist of the following:

UK pension benefit matter		$-			$-
Accelerated recognition of asset retirement obligations		-			(1)
Loss on disposal of assets		-			-
Accelerated depreciation of property, plant and equipment		1			-
Facility closures, severance and related costs		-			-
Gain on sale of business		-			-
Impairment charges		2			1
Changes in estimates related to expected allowable claims		-			1
		$3			$1

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$7	$-	$7	$5	$-	$5
Industrial Engineered Products	11	(1)	10	11	-	11
Chemtura AgroSolutions	2	-	2	3	-	3
General corporate expense	8	-	8	6	-	6

Total depreciation and amortization	$28	$(1)	$27	$25	$-	$25

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1			$-
Industrial Engineered Products			1			-
Chemtura AgroSolutions			-			1
General corporate expense			6			5

Total non-cash stock-based compensation expense			$8			$6

Adjusted EBITDA by Segment:

Industrial Performance Products			$35			$39
Industrial Engineered Products			45			52
Chemtura AgroSolutions			4			16
General corporate expense			(18)			(18)

Adjusted EBITDA			$66			$89

11

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Quarter Ended September 30, 2011			Quarter Ended December 31, 2011
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$241	$-	$241	$211	$-	$211
Industrial Engineered Products	222	-	222	194	-	194
Chemtura AgroSolutions	105	-	105	86	-	86
Total net sales	$568	$-	$568	$491	$-	$491

OPERATING PROFIT (LOSS)

Industrial Performance Products	$27	$-	$27	$28	$1	$29
Industrial Engineered Products	25	-	25	30	-	30
Chemtura AgroSolutions	11	-	11	5	1	6
Segment operating profit	63	-	63	63	2	65

General corporate expense, including
amortization	(32)	1	(31)	(34)	8	(26)
Facility closures, severance and related costs	-	-	-	(3)	3	-
Gain on sale of business	-	-	-	27	(27)	-
Impairment charges	-	-	-	(1)	1	-
Changes in estimates related to expected allowable claims	-	-	-	(2)	2	-
Total operating profit (loss)	$31	$1	$32	$50	$(11)	$39

Managed Basis Adjustments consist of the following:

UK pension benefit matter		$-			$8
Accelerated recognition of asset retirement obligations		-			1
Loss on disposal of assets		1			-
Accelerated depreciation of property, plant and equipment		-			1
Facility closures, severance and related costs		-			3
Gain on sale of business		-			(27)
Impairment charges		-			1
Changes in estimates related to expected allowable claims		-			2
		$1			$(11)

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$7	$-	$7	$7	$-	$7
Industrial Engineered Products	10	-	10	10	-	10
Chemtura AgroSolutions	2	-	2	3	(1)	2
General corporate expense	7	-	7	4	-	4

Total depreciation and amortization	$26	$-	$26	$24	$(1)	$23

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1			$-
Industrial Engineered Products			1			-
Chemtura AgroSolutions			-			1
General corporate expense			4			3

Total non-cash stock-based compensation expense			$6			$4

Adjusted EBITDA by Segment:

Industrial Performance Products			$35			$36
Industrial Engineered Products			36			40
Chemtura AgroSolutions			13			9
General corporate expense			(20)			(19)

Adjusted EBITDA			$64			$66

12

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Year ended December 31, 2011
	GAAP	Managed Basis Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$939	$-	$939
Industrial Engineered Products	869	-	869
Chemtura AgroSolutions	376	-	376
Total net sales	$2,184	$-	$2,184

OPERATING PROFIT (LOSS)

Industrial Performance Products	$116	$1	$117
Industrial Engineered Products	130	-	130
Chemtura AgroSolutions	30	1	31
Segment operating profit	276	2	278

General corporate expense, including
amortization	(127)	9	(118)
Facility closures, severance and related costs	(3)	3	-
Gain on sale of business	27	(27)	-
Impairment charges	(4)	4	-
Changes in estimates related to expected allowable claims	(3)	3	-
Total operating (loss) profit	$166	$(6)	$160

Managed Basis Adjustments consist of the following:

UK pension benefit matter		$8
Loss on disposal of assets		1
Accelerated depreciation of property, plant and equipment		2
Facility closures, severance and related costs		3
Gain on sale of business		(27)
Impairment charges		4
Changes in estimates related to expected allowable claims		3
		$(6)

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$26	$-	$26
Industrial Engineered Products	42	(1)	41
Chemtura AgroSolutions	10	(1)	9
General corporate expense	25	-	25

Total depreciation and amortization	$103	$(2)	$101

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$2
Industrial Engineered Products			2
Chemtura AgroSolutions			2
General corporate expense			18

Total non-cash stock-based compensation expense			$24

Adjusted EBITDA by Segment:

Industrial Performance Products			$145
Industrial Engineered Products			173
Chemtura AgroSolutions			42
General corporate expense			(75)

Adjusted EBITDA			$285

13

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Quarter Ended March 31, 2012			Quarter Ended June 30, 2012
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$223	$-	$223	$235	$-	$235
Industrial Engineered Products	226	-	226	236	-	236
Chemtura AgroSolutions	85	-	85	112	-	112
Total net sales	$534	$-	$534	$583	$-	$583

OPERATING PROFIT (LOSS)

Industrial Performance Products	$26	$-	$26	$28	$-	$28
Industrial Engineered Products	44	-	44	38	-	38
Chemtura AgroSolutions	10	-	10	23	-	23
Segment operating profit	80	-	80	89	-	89

General corporate expense, including
amortization	(32)	-	(32)	(25)	-	(25)
Facility closures, severance and related costs	-	-	-	(6)	6	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-
Changes in estimates related to expected allowable claims	(2)	2	-	-	-	-
Total operating (loss) profit	$46	$2	$48	$58	$6	$64

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$-			$-
Facility closures, severance and related costs		-			6
Gain on sale of business		-			-
Impairment charges		-			-
Changes in estimates related to expected allowable claims		2			-
		$2			$6

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$6	$-	$6	$6	$-	$6
Industrial Engineered Products	10	-	10	10	-	10
Chemtura AgroSolutions	2	-	2	5	-	5
General corporate expense	6	-	6	4	-	4

Total depreciation and amortization	$24	$-	$24	$25	$-	$25

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1			$-
Industrial Engineered Products			1			-
Chemtura AgroSolutions			-			1
General corporate expense			5			2

Total non-cash stock-based compensation expense			$7			$3

Adjusted EBITDA by Segment:

Industrial Performance Products			$33			$34
Industrial Engineered Products			55			48
Chemtura AgroSolutions			12			29
General corporate expense			(21)			(19)

Adjusted EBITDA			$79			$92

14

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Loss) (Unaudited)

(In millions of dollars)

	Quarter Ended September 30, 2012			Quarter Ended December 31, 2012
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$219	$-	$219	$214	$-	$214
Industrial Engineered Products	213	-	213	221	-	221
Chemtura AgroSolutions	114	-	114	98	-	98
Total net sales	$546	$-	$546	$533	$-	$533

OPERATING PROFIT (LOSS)

Industrial Performance Products	$28	$-	$28	$20	$-	$20
Industrial Engineered Products	30	-	30	28	-	28
Chemtura AgroSolutions	21	-	21	11	-	11
Segment operating profit	79	-	79	59	-	59

General corporate expense, including
amortization	(28)	-	(28)	(31)	-	(31)
Facility closures, severance and related costs	(2)	2	-	(3)	3	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-
Changes in estimates related to expected allowable claims	1	(1)	-	-	-	-
Total operating profit (loss)	$50	$1	$51	$25	$3	$28

Managed Basis Adjustments consist of the following:

Accelerated depreciation of property, plant and equipment		$-			$-
Facility closures, severance and related costs		2			3
Gain on sale of business		-			-
Impairment charges		-			-
Changes in estimates related to expected allowable claims		(1)			-
		$1			$3

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$6	$-	$6	$7	$-	$7
Industrial Engineered Products	12	-	12	11	-	11
Chemtura AgroSolutions	3	-	3	3	-	3
General corporate expense	5	-	5	4	-	4

Total depreciation and amortization	$26	$-	$26	$25	$-	$25

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-			$1
Industrial Engineered Products			-			1
Chemtura AgroSolutions			-			-
General corporate expense			2			8

Total non-cash stock-based compensation expense			$2			$10

Adjusted EBITDA by Segment:

Industrial Performance Products			$34			$28
Industrial Engineered Products			42			40
Chemtura AgroSolutions			24			14
General corporate expense			(21)			(19)

Adjusted EBITDA			$79			$63

15

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Unaudited)

(In millions of dollars)

	Year ended December 31, 2012
		GAAP		Managed Basis Adjustments	Managed Basis

NET SALES	$		$
Industrial Performance Products		891		-	$891
Industrial Engineered Products		896		-	896
Chemtura AgroSolutions		409		-	409
Total net sales		$2,196		$-	$2,196

OPERATING PROFIT

Industrial Performance Products		$102		$-	$102
Industrial Engineered Products		140		-	140
Chemtura AgroSolutions		65		-	65
Segment operating profit		307		-	307

General corporate expense, including
amortization		(116)		-	(116)
Facility closures, severance and related costs		(11)		11	-
Gain on sale of business		-		-	-
Impairment charges		-		-	-
Changes in estimates related to expected allowable claims		(1)		1	-
Total operating profit		$179		$12	$191

Managed Basis Adjustments consist of the following:

Environmental reserve				$-
Facility closures, severance and related costs				11
Gain on sale of business				-
Impairment charges				-
Changes in estimates related to expected allowable claims				1
				$12

DEPRECIATION AND AMORTIZATION

Industrial Performance Products		$25		$-	$25
Industrial Engineered Products		43		-	43
Chemtura AgroSolutions		13		-	13
General corporate expense		19		-	19

Total depreciation and amortization		$100		$-	$100

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products					$2
Industrial Engineered Products					2
Chemtura AgroSolutions					1
General corporate expense					17

Total non-cash stock-based compensation expense					$22

Adjusted EBITDA by Segment:

Industrial Performance Products					$129
Industrial Engineered Products					185
Chemtura AgroSolutions					79
General corporate expense					(80)

Adjusted EBITDA					$313

16

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Unaudited)

(In millions of dollars)

	Quarter ended March 31, 2013			Quarter ended June 30, 2013
	GAAP	Managed Basis Adjustments	Managed Basis	GAAP	Managed Basis Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$241	$-	$241	$254	$-	$254
Industrial Engineered Products	199	-	199	201	-	201
Chemtura AgroSolutions	88	-	88	135	-	135
Total net sales	$528	$-	$528	$590	$-	$590

OPERATING PROFIT

Industrial Performance Products	$29	$-	$29	$31	$-	$31
Industrial Engineered Products	20	-	20	13	-	13
Chemtura AgroSolutions	13	-	13	32	-	32
Segment operating profit	62	-	62	76	-	76

General corporate expense, including
amortization	(46)	21	(25)	(20)	(2)	(22)
Facility closures, severance and related costs	(14)	14	-	(11)	11	-
Gain on sale of business	-	-	-	-	-	-
Impairment charges	-	-	-	-	-	-
Changes in estimates related to expected allowable claims	-	-	-	-	-	-
Total operating profit	$2	$35	$37	$45	$9	$54

Managed Basis Adjustments consist of the following:

Environmental reserve		$21			$-
UK pension benefit matter		-			(2)
Facility closures, severance and related costs		14			11
Gain on sale of business		-			-
Impairment charges		-			-
Changes in estimates related to expected allowable claims		-			-
		$35			$9

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$7	$-	$7	$6	$-	$6
Industrial Engineered Products	11	-	11	12	-	12
Chemtura AgroSolutions	3	-	3	3	-	3
General corporate expense	5	-	5	5	-	5

Total depreciation and amortization	$26	$-	$26	$26	$-	$26

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$-			$1
Industrial Engineered Products			-			1
Chemtura AgroSolutions			-			-
General corporate expense			5			1

Total non-cash stock-based compensation expense			$5			$3

Adjusted EBITDA by Segment:

Industrial Performance Products			$36			$38
Industrial Engineered Products			31			26
Chemtura AgroSolutions			16			35
General corporate expense			(15)			(16)

Adjusted EBITDA			$68			$83

17

CHEMTURA CORPORATION

GAAP and Managed Basis Segment Sales and Operating Profit (Unaudited)

(In millions of dollars)

	Six months ended June 30, 2013
	GAAP	Managed Basis Adjustments	Managed Basis

NET SALES
Industrial Performance Products	$495	$-	$495
Industrial Engineered Products	400	-	400
Chemtura AgroSolutions	223	-	223
Total net sales	$1,118	$-	$1,118

OPERATING PROFIT

Industrial Performance Products	$60	$-	$60
Industrial Engineered Products	33	-	33
Chemtura AgroSolutions	45	-	45
Segment operating profit	138	-	138

General corporate expense, including
amortization	(66)	19	(47)
Facility closures, severance and related costs	(25)	25	-
Gain on sale of business	-	-	-
Impairment charges	-	-	-
Changes in estimates related to expected allowable claims	-	-	-
Total operating profit	$47	$44	$91

Managed Basis Adjustments consist of the following:

Environmental reserve		$21
UK pension benefit matter		(2)
Facility closures, severance and related costs		25
Gain on sale of business		-
Impairment charges		-
Changes in estimates related to expected allowable claims		-
		$44

DEPRECIATION AND AMORTIZATION

Industrial Performance Products	$13	$-	$13
Industrial Engineered Products	23	-	23
Chemtura AgroSolutions	6	-	6
General corporate expense	10	-	10

Total depreciation and amortization	$52	$-	$52

NON-CASH STOCK-BASED COMPENSATION EXPENSE

Industrial Performance Products			$1
Industrial Engineered Products			1
Chemtura AgroSolutions			-
General corporate expense			6

Total non-cash stock-based compensation expense			$8

Adjusted EBITDA by Segment:

Industrial Performance Products			$74
Industrial Engineered Products			57
Chemtura AgroSolutions			51
General corporate expense			(31)

Adjusted EBITDA			$151

18

CHEMTURA CORPORATION

Summary of Corporate Stranded Costs (Unaudited)

Resulting from Reporting Consumer Products and Antioxidants reported as Discontinued Operations

(In millions of dollars)

	Add:	Add:	Add:	Less:	Less:	Net
	PVC Additives	Antioxidant	Consumer	Antioxidant	Consumer	Increase in
	Stranded	Stranded	Stranded	Amortization	Amortization	Corporate
Period	Costs	Costs	Costs	Expense (a)	Expense (a)	Segment

Year ended December 31, 2009	13	18	9	(5)	(11)	24

Year ended December 31, 2010	2	14	14	(5)	(11)	14

Quarter ended March 31, 2011	-	4	4	(1)	(3)	4
Quarter ended June 30, 2011	-	4	2	(1)	(2)	3
Quarter ended September 30, 2011	-	4	4	(1)	(3)	4
Quarter ended December 31, 2011	-	3	5	(2)	(3)	3
Year ended December 31, 2011	-	15	15	(5)	(11)	14

Quarter ended March 31, 2012	-	4	2	(1)	(3)	2
Quarter ended June 30, 2012	-	4	3	(1)	(2)	4
Quarter ended September 30, 2012	-	3	4	(1)	(3)	3
Quarter ended December 31, 2012	-	2	4	(1)	(2)	3
Year ended December 31, 2012	-	13	13	(4)	(10)	12

Quarter ended March 31, 2013	-	4	3	-	(3)	4
Quarter ended June 30, 2013	-	2	2	-	(2)	2
Six months ended June 30, 2013	-	6	5	-	(5)	6

(a) Our Corporate segment included amortization expense which related directly to the Consumer Products segment and Antioxidant business which is now included in earnings (loss) from discontinued operations, net of tax.

19